UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 24, 2026

THE BOEING COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-442	91-0425694
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

929 Long Bridge Drive, Arlington, VA	22202
(Address of principal executive offices)	(Zip Code)

(703) 465-3500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $5.00 Par Value	BA	New York Stock Exchange
Depositary Shares, each representing a 1/20th interest in a share of 6.00% Series A Mandatory Convertible Preferred Stock, $1.00 Par Value	BA-PRA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On August 24, 2026, The Boeing Company (“Boeing”) entered into a $3.0 billion, 364-day revolving credit agreement (the “364-Day Credit Agreement”) with Citibank, N.A. (“Citibank”) and JPMorgan Chase Bank, N.A. (“JPMorgan”) as joint lead arrangers and joint book managers, Citibank as administrative agent, JPMorgan as syndication agent, and a syndicate of lenders as defined in the 364-Day Credit Agreement. This facility replaces Boeing’s previous $3.0 billion, 364-day revolving credit agreement, which was scheduled to terminate on August 24, 2026. Under the 364-Day Credit Agreement, Boeing will pay a fee of between 0.125% and 0.300% per annum on the commitments, depending on Boeing’s credit rating. Borrowings under the 364-Day Credit Agreement that are based on SOFR will generally bear interest at an annual rate equal to Term SOFR (as defined in the 364-Day Credit Agreement) plus between 1.250% and 1.700% per annum, depending on Boeing’s credit rating. All other borrowings under the 364-Day Credit Agreement will bear interest at an annual rate equal to the highest of (1) the rate announced publicly by Citibank, from time to time, as its “base” rate, (2) the federal funds rate plus 0.50% and (3) Term SOFR for a one-month tenor in effect on such day plus 1.00%, plus in each of (1), (2) and (3) between 0.250% and 0.700% per annum, depending on Boeing’s credit rating. The 364-Day Credit Agreement is scheduled to terminate on August 23, 2027, subject to Boeing’s right to, following payment of additional fees, convert outstanding borrowings into term loans with a maturity date that is the one-year anniversary of the termination date, as well as Boeing’s right to request that the lenders extend the term for an additional 364 days.

The 364-Day Credit Agreement contains customary terms and conditions, including covenants restricting Boeing’s ability to permit consolidated debt (as defined in the 364-Day Credit Agreement) in excess of 60% of Boeing’s total capital (as defined in the 364-Day Credit Agreement), to incur liens, and to merge or consolidate with another entity and a covenant requiring Boeing to maintain liquidity (as defined in the 364-Day Credit Agreement) of at least $5.0 billion. Events of default under the 364-Day Credit Agreement include: (1) failure to pay outstanding principal or interest within five business days of when due, (2) determination that any representation or warranty was incorrect in any material respect when made, (3) failure to perform any other term, covenant or agreement, which failure is not remedied within 30 days of notice, (4) a cross-default with other debt in certain circumstances, (5) the incurrence of certain liabilities under the Employee Retirement Income Security Act of 1974 and (6) bankruptcy and other insolvency events. If an event of default occurs and is continuing, the lenders would have the right to accelerate and require the repayment of all amounts outstanding under the 364-Day Credit Agreement and would not be required to advance any additional funds.

Reference is hereby made to that certain five-year revolving credit agreement, dated as of May 15, 2024, among Boeing, Citibank and JPMorgan as joint lead arrangers and joint book managers, Citibank as administrative agent, JPMorgan as syndication agent, and a syndicate of lenders as defined in such agreement (the "2024 Five-Year Credit Agreement") and to that certain five-year revolving credit agreement dated as of August 24, 2023, among Boeing, Citibank and JPMorgan as joint lead arrangers and joint book managers, Citibank as administrative agent, JPMorgan as syndication agent, and a syndicate of lenders as defined in such agreement (the "2023 Five-Year Credit Agreement"). On August 24, 2026, the 2024 Five-Year Credit Agreement and the 2023 Five-Year Credit Agreement were amended to, among other things, extend the term of each such agreement for an additional 365 days and add a covenant requiring Boeing to maintain liquidity (as defined in each such agreement) of at least $5.0 billion. The 2024 Five-Year Credit Agreement, as amended, consists of $4.0 billion of total commitments and is now scheduled to terminate on May 15, 2030. The 2023 Five-Year Credit Agreement, as amended, consists of $3.0 billion of total commitments and is now scheduled to terminate on August 24, 2029. The agreements are otherwise subject to the same material terms and conditions as previously disclosed in Boeing's Forms 8-K dated May 15, 2024 and August 24, 2023.

The foregoing descriptions are qualified in their entirety by the 364-Day Credit Agreement, Amendment No. 1 and Extension to the 2024 Five-Year Credit Agreement, and Amendment No. 1 and Extension to the 2023 Five-Year Credit Agreement, which are filed as exhibits 10.1, 10.2, and 10.3 hereto.

Certain of the lenders and their affiliates have performed, and may in the future perform, for Boeing and its subsidiaries, various banking, underwriting, and other financial services, for which they receive customary fees and expenses.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth above under “Item 1.01. Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1
364-Day Credit Agreement, dated as of August 24, 2026, among The Boeing Company for itself and on behalf of its Subsidiaries, as a Borrower, the Lenders party thereto, Citibank, N.A., as Administrative Agent, JPMorgan Chase Bank, N.A. as Syndication Agent and Citibank, N.A. and JPMorgan Chase Bank N.A., as Joint Lead Arrangers and Joint Book Managers

10.2
Amendment No. 1 and Extension, dated as of August 24, 2026, to Five-Year Credit Agreement, dated as of May 15, 2024, among The Boeing Company for itself and on behalf of its Subsidiaries, as a Borrower, the Lenders party thereto, Citibank N.A., as Administrative Agent, JPMorgan Chase Bank, N.A. as Syndication Agent and Citibank, N.A. and JPMorgan Chase Bank N.A., as Joint Lead Arrangers and Joint Book Managers

10.3
Amendment No. 1 and Extension, dated as of August 24, 2026, to Five-Year Credit Agreement, dated as of August 24, 2023, among The Boeing Company for itself and on behalf of its Subsidiaries, as a Borrower, the Lenders party thereto, Citibank N.A., as Administrative Agent, JPMorgan Chase Bank, N.A. as Syndication Agent and Citibank, N.A. and JPMorgan Chase Bank N.A., as Joint Lead Arrangers and Joint Book Managers

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE BOEING COMPANY

By:	/s/ John C. Demers
John C. Demers
Corporate Secretary, Vice President & Assistant General Counsel

Dated: August 28, 2026